UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2023

SPRUCE POWER HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 Lawrence Street, Suite 320 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(866) 903-2399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this "Amendment No. 1") amends the Current Report on Form 8-K (the "Original Filing") of Spruce Power Holding Corporation (the "Company") that was originally filed on April 5, 2023 with the Securities and Exchange Commission.

The purpose of this Amendment No. 1 is to revise the fourth paragraph of the Original Filing to reflect the Company's receipt of a letter from Marcum LLP ("Marcum") on April 5, 2023 regarding the statements made by the Company with respect to Marcum in the Original Filing and to file such letter as Exhibit 16.1 to this Amendment No. 1. There are no other modifications or updates to any of the information made in the Original Filing and Item 4.01 is restated below in its entirety.

Item 4.01.	Changes in Registrant's Certifying Accountant.

On March 30, 2023, Spruce Power Holding Corporation (the "Company") dismissed Marcum LLP as its independent registered public accounting firm and appointed Deloitte & Touche LLP (“Deloitte”) as its new independent registered public accounting firm, subject to the completion of Deloitte’s customary client acceptance procedures. The decision to dismiss Marcum and to retain Deloitte was approved by the Company's Audit Committee.

Marcum's reports on the Company's financial statements for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through March 30, 2023 , there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Marcum's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K, except that Marcum concurred with the Company's assessment of material weaknesses related to the Company's internal control over financial reporting as of December 31, 2021 and 2022.

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. A copy of Marcum's letter to the Securities and Exchange Commission is attached to this report as Exhibit 16.1.

During the years ended December 31, 2022 and 2021, and the subsequent interim period through March 30, 2023, the Company did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter of Marcum LLP dated April 4, 2023 concerning change in the registrant's certifying accountant

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: April 7, 2023	By:	/s/ Stacey Constas
	Name:	Stacey Constas
	Title:	General Counsel